UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

Zapp Electric Vehicles, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40802	86-1477978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87/1 Wireless Road 26/F Capital Tower All Seasons Place Lumpini, Patumwan Bangkok 10330 Thailand	10330
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +66 2654 3550

CIIG Capital Partners II, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2023 (the “Closing Date”), Zapp Electric Vehicles, Inc., formerly known as CIIG Capital Partners II, Inc. (“CIIG II” or “Zapp EV”), a Delaware corporation, consummated its previously disclosed business combination (the “Business Combination”) in accordance with the terms of the Agreement and Plan of Merger, dated as of November 22, 2022 (the “Merger Agreement”), by and among CIIG II, Zapp Electric Vehicles Limited, a private company limited by shares registered in England and Wales (“Zapp”), Zapp Electric Vehicles Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Pubco”) and Zapp Electric Vehicles, Inc., a Delaware corporation and direct, wholly owned subsidiary of Pubco (prior to its merger with CIIG II, where CIIG II was the surviving corporation and renamed Zapp Electric Vehicles, Inc., “Merger Sub”). 22,058,216 shares were redeemed in connection with CIIG II’s special meeting of stockholders held in connection with the Business Combination. Capitalized terms not otherwise defined in this Current Report on Form 8-K have the meaning set forth in the Merger Agreement.

In connection with the consummation of the Business Combination (the “Closing”) contemplated by the Merger Agreement, “CIIG Capital Partners II, Inc.” was renamed “Zapp Electric Vehicles, Inc.” Also in connection with the Closing, Zapp EV and Zapp became direct wholly-owned subsidiaries of Pubco. The following agreements were entered into among the various parties in connection with the Closing:

New Registration Rights Agreement

On the Closing Date, the Registration Rights Agreement, dated as of September 14, 2021, by and among CIIG II, CIIG Management II LLC, a Delaware limited liability company, and the other parties thereto was terminated pursuant to the Merger Agreement.

Also on the Closing Date, Pubco, certain persons and entities holding CIIG II’s Class B Common Stock (the “Original Holders”) and certain shareholders of Zapp (the “New Holders”) entered into a Registration Rights Agreement which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, Pubco agreed that, within 45 calendar days after the Closing Date, it will file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of certain ordinary shares of Pubco (“Pubco Ordinary Shares”) held by the Original Holders and the New Holders, and Pubco will use its reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th calendar day (or 120th calendar day if the SEC notifies Pubco that it will “review” the registration statement) following the Closing Date.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

On the Closing Date, Pubco, CIIG II and Continental Stock Transfer & Trust Company, as warrant agent, entered into an Assignment, Assumption and Amendment Agreement, pursuant to which, in connection with the Closing, (i) each warrant of CIIG II that was outstanding immediately prior to the Closing no longer represents a right to acquire shares of CIIG II Common Stock and instead represents the right to acquire the same number of Pubco Ordinary Shares (such warrants, “Pubco Public Warrants”) under the same terms as set forth in the existing warrant agreement, dated September 14, 2021 (the “Existing Warrant Agreement”) with respect to CIIG II’s public and private warrants, which was entered into in connection with CIIG II’s initial public offering and (ii) CIIG II assigned to Pubco all of CIIG II’s right, title and interest in and to the Existing Warrant Agreement and Pubco assumed, and agreed to pay, perform, satisfy and discharge in full, all of CIIG II’s liabilities and obligations under the Existing Warrant Agreement arising from and after the Closing.

The foregoing description of the Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text of the Assignment, Assumption and Amendment Agreement which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Promissory Notes

As previously disclosed, on March 15, 2023, CIIG II issued unsecured convertible promissory notes in the principal aggregate amount of $479,166.67 to certain funds and accounts managed by subsidiaries of BlackRock, Inc. (the “BlackRock Extension Notes”) in connection with the extension of the date by which CIIG II has to consummate a business combination from March 17, 2023 to September 17, 2023 (the “Extension”). On March 17, 2023, CIIG II issued an unsecured convertible promissory note in the principal amount of $2,395,833.33 (the “Sponsor Extension Note” and, together with the BlackRock Extension Notes, the “Prior Extension Notes”) to CIIG Management II LLC, a Delaware limited liability company (the “Sponsor”) in connection with the Extension. In addition to the Prior Extension Notes, CIIG II previously issued to the Sponsor certain promissory notes with an aggregate principal amount of $265,000 in order to meet its working capital requirements (the “Prior Working Capital Notes” and, together with the Prior Extension Notes, the “Prior Notes”).

CIIG II amended and restated the BlackRock Extension Notes on April 25, 2023 (the “A&R BlackRock Notes”) and amended and restated the Sponsor Extension Note (the “A&R Sponsor Note”) and the Prior Working Capital Notes (the “A&R Working Capital Notes” and, together with the A&R BlackRock Notes and the A&R Sponsor Note, the “A&R Promissory Notes”) on April 27, 2023 to: (i) extend the due date of the A&R Promissory Notes to the earlier of (a) twelve months following the Closing Date and (b) the date that the winding up of CIIG II is effective; (ii) provide that interest shall accrue on the unpaid principal amount of the A&R BlackRock Notes on a 30/360 day count basis from April 25, 2023 at a rate equal to 15% per annum, payable quarterly in kind; and (iii) provide that 50% of the proceeds of any capital raised by Pubco or any of its subsidiaries be used to: first, repay any indebtedness outstanding under the A&R BlackRock Notes; second, repay any indebtedness outstanding under the A&R Working Capital Notes; and third, repay any indebtedness outstanding under the A&R Sponsor Note. All other terms under the A&R Promissory Notes will remain the same as in the Prior Notes.

The foregoing description of the A&R BlackRock Notes and the A&R Sponsor Note is qualified in its entirety by reference to the form of A&R BlackRock Note, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K, the form of A&R Working Capital Note, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and the A&R Sponsor Note, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Forward Purchase Agreements

As previously disclosed, on April 26, 2023, CIIG II and Pubco entered into separate agreements (each a “Forward Purchase Agreement”, and together, the “Forward Purchase Agreements”) with each of ACM ARRT I LLC and CFPA Holdings LLC-Zapp RS (together, the “Sellers”) for OTC Equity Prepaid Forward Transactions, pursuant to which the Sellers may, but are not obligated to, purchase up to 10,000,000 shares of Class A common stock, par value $0.0001 per share, of CIIG II (“CIIG II Common Stock”) in the aggregate before the Closing. The aggregate total number of shares subject to the Forward Purchase Agreements will be in no event more than 10,000,000 Shares (as defined in the Forward Purchase Agreements). The Number of Shares (as defined in the Forward Purchase Agreements) is subject to reduction following termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreements.

The Forward Purchase Agreements provide that the Sellers will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in each Pricing Date Notice (as defined in the Forward Purchase Agreements) and (ii) the redemption price per share as defined in Section 9.2(a) of CIIG II’s Amended and Restated Certificate of Incorporation (the “Initial Price”) less (y) $2,000,000.

The foregoing description of the Forward Purchase Agreements is qualified in its entirety by reference to the full text of the form of Forward Purchase Agreement which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, the Investor Exchange and Support Agreement and the Management Exchange and Support Agreement, immediately prior to the Closing Date, the Zapp shareholders sold and transferred their respective ordinary shares of Zapp (“Zapp Ordinary Shares”) to Pubco in exchange for Pubco Ordinary Shares (the “Company Exchange”).

In addition, immediately prior to the Closing Date, (i) each Zapp option outstanding immediately prior to the Closing Date, whether vested or unvested, was released and cancelled by each holder of Zapp options in exchange for the grant by Pubco of an option to purchase Pubco Ordinary Shares, pursuant to appropriate release, exchange and grant instruments entered into among Zapp, Pubco and the relevant holder of such Zapp options; and (ii) each warrant of Zapp outstanding immediately prior to the Closing Date ceased to be a warrant with respect to Zapp Ordinary Shares and was assumed by Pubco and converted into a warrant to purchase Pubco Ordinary Shares pursuant to the Novation, Assumption and Amendment Agreement.

Immediately following the Company Exchange, on the terms and subject to the conditions of the Merger Agreement, Merger Sub merged with and into CIIG II (the “Merger”), with CIIG II being the surviving corporation of the Merger and changing its name to Zapp Electric Vehicles, Inc., and each outstanding share of common stock of CIIG II (other than certain excluded shares) converted into the right to receive one Pubco Ordinary Share.

Accordingly, upon the Closing, Zapp EV and Zapp became wholly-owned subsidiaries of Pubco.

The Pubco Ordinary Shares and Pubco Public Warrants will commence trading on Nasdaq under the ticker symbol “ZAPP” and “ZAPPW,” respectively on May 1, 2023. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On April 28, 2023, in connection with the Closing, CIIG II notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that CIIG II’s common stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of CIIG II’s common stock, warrants and units prior to the opening of trading on May 1, 2023. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on April 28, 2023. CIIG II intends to file a Form 15 with the SEC in order to complete the deregistration of CIIG II’s securities under the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing, each of F. Peter Cuneo, Gavin Cuneo, Mike Minnick, David Flowers, Kenneth West, Patricia Wilber and Chris Rogers ceased to be a director of Zapp EV. Following the Closing, Kiattipong Arttachariya was appointed to serve as the sole director of Zapp EV.

Also, in connection with Closing, the following officers of Zapp EV resigned their respective positions: F. Peter Cuneo resigned as Executive Chairman, Gavin Cuneo resigned as Co-Chief Executive Officer and Mike Minnick resigned as Co-Chief Executive Officer. Following the Closing, the sole director of Zapp EV appointed the following officers: Jeremy North as President and Kiattipong Arttachariya as Secretary.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Closing, at the effective time of the Business Combination, the amended and restated certificate of incorporation of CIIG II was amended to, among other things, change the name of the surviving corporation to “Zapp Electric Vehicles, Inc.” The certificate of incorporation of the surviving corporation is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On April 28, 2023, the Company and Pubco issued a joint press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 22, 2022, by and among CIIG Capital Partners II, Inc., Zapp Electric Vehicles Limited, Zapp Electric Vehicles Group Limited, and Zapp Electric Vehicles, Inc. (incorporated by reference to Exhibit 2.1 to CIIG II’s Current Report on Form 8-K filed with the SEC on November 22, 2022).

3.1	Certificate of Merger merging Zapp Electric Vehicles, Inc. with and into CIIG Capital Partners II, Inc.

3.2	Amended and Restated Certificate of Incorporation of Zapp Electric Vehicles, Inc., dated as of April 28, 2023 ((incorporated by reference to Exhibit A to Certificate of Merger) incorporated by reference to Exhibit 3.1 to Zapp Electric Vehicles, Inc.’s Current Report on Form 8-K filed with the SEC on April 28, 2023).

10.1	Registration Rights Agreement, dated April 28, 2023, by and between Zapp Electric Vehicles Group Limited, CIIG Management II LLC, and the other parties thereto.

10.2	Assignment, Assumption and Amendment Agreement, dated April 28, 2023, by and among CIIG Capital Partners II, Inc., Zapp Electric Vehicles Group Limited and Continental Stock Transfer & Trust Company.

10.3	Form of Amended and Restated BlackRock Extension Promissory Note.

10.4	Form of Amended and Restated Working Capital Promissory Note.

10.5	Amended and Restated Extension Promissory Note, dated April 27, 2023, by and between CIIG Capital Partners II, Inc. and CIIG Management II LLC.

10.6	Form of Forward Purchase Agreement (incorporated by reference to Exhibit 10.1 to CIIG II’s Current Report on Form 8-K filed with the SEC on April 26, 2023).

99.1	Joint Press Release of CIIG Capital Partners II, Inc. and Zapp Electric Vehicles Group Limited, dated April 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023

ZAPP ELECTRIC VEHICLES, INC.

By:	/s/ Jeremy North
Name:	Jeremy North
Title:	President